Placement Agent Agreement

March 15, 2006

Griffin Securities, Inc.
17 State Street
New York, NY 10004

Paramount BioCapital, Inc.
787 Seventh Avenue, 48th Floor
New York, NY 10019

Gentlemen:

The undersigned, NovaDel Pharma Inc., a Delaware corporation (the “Company”), hereby agrees, pursuant to the terms and conditions of this letter agreement (the “Agreement”), with Griffin Securities, Inc., a New York corporation (“Griffin”), and Paramount BioCapital, Inc., a New York corporation (“Paramount” together with Griffin, the “Placement Agents” and each a “Placement Agent”), to engage the Placement Agents in a transaction to raise equity capital through the issuance of up to 8,092,796 shares of common stock, par value $.001 per share, of the Company (the “Common Stock”) (or such lesser amount as may be limited by listing standards) in a “Private Investment in Public Equity” transaction to be sold by the Company to “accredited investors” (as defined in Rule 501 promulgated under the Securities Act of 1933, as amended (together with the rules promulgated thereunder, the “Securities Act”)) who are also sophisticated investors. This letter sets forth the terms and conditions of the Agreement.

                    1. Best Efforts Offering. The Company hereby engages Griffin and Paramount to act as its Placement Agents during the term of the offering as outlined herein (the “Offering”) to sell shares of Common Stock and warrants (the “Warrants”) to purchase Common Stock (collectively, the “Securities”), on a “best efforts” basis. The Warrants shall have a provision for cashless exercise. The Placement Agents shall market the Offering on terms substantially similar to those set forth in the Term Sheet attached hereto as Exhibit A, to the extent permitted by applicable law, regulations and listing standards. The Securities shall be offered without registration in reliance on one or more applicable registration exemptions under the Securities Act, and in compliance with Rule 506 of Regulation D thereof. It is understood that the Placement Agents’ services hereunder shall be subject to, among other things, satisfactory completion of due diligence by the Placement Agents, market conditions, the absence of material adverse changes to the Company’s business or financial condition since the date hereof, and approval of the Placement Agents’ internal committees. It is expressly understood and agreed that the Placement Agents are not undertaking to provide any advice relating to legal, regulatory, accounting or tax matters. In furtherance thereof, the Company acknowledges and agrees that (a) it and its affiliates have relied and will continue to rely on the advice of its own legal, tax and accounting advisors for all matters relating to the Offering, and (b) neither it, nor any of its affiliates, has received, or has relied upon, the advice of either of the Placement Agents or any of their affiliates regarding matters of law, taxation or accounting.

It is understood that the Company’s obligations hereunder shall be subject to, among other things, the receipt of a certificate of each of the Placement Agents at Closing in substantially the form of the certificate delivered by Paramount in connection with the private offering of common stock and warrants conducted by the Company on May 26, 2005 (the “Prior Offering”) with such changes as are agreed upon by the parties.

                    2. Offering Materials. The Company shall, as soon as practicable after the date hereof, prepare offering materials (the “Offering Materials”), which shall meet the anti-fraud and other requirements of the applicable federal and state securities laws, be in form and substance reasonably satisfactory to the parties and will include, by reference, the Company’s public documents filed pursuant to the Securities Exchange Act of 1934, as amended (together with the rules promulgated thereunder, the “Exchange Act”). The Placement Agents each agree that (i) they will not disclose any non-public information with respect to the Company or the Common Stock to any investor, potential investor or any other person, other than as may be included in the Offering Materials; (ii) they will use any non-public information about the Company or the Common Stock only for the purposes of rendering their services hereunder; and (iii) they will not make any assertion, representation or commitment inconsistent with or supplement to those in the Offering Material or the Securities Purchase Agreement. The Placement Agents further agree that, prior to or simultaneously with the delivery of the Offering Materials to any potential investor, the Placement Agents will obtain an express agreement from such potential investor that such person will maintain in confidence and not disclose to any other person or entity the existence or terms of this Offering and that such potential investor will not use the information regarding the Offering and the terms thereof for any purpose other than to evaluate a potential investment in the Offering and will not trade in the Common Stock or any derivatives thereof until the Offering and the terms thereof have been made public by the Company or the Offering has been terminated.

                    3. Compensation. The Placement Agents will be paid at closing of the Offering (the “Closing”) by wire transfer of immediately available funds an aggregate cash commission of 7% of the aggregate amount of the Offering proceeds (the “Cash Compensation”), excluding any proceeds received from any sales to officers or directors of the Company for their personal investment accounts, including for accounts beneficially owned by or for the benefit of their family members, or to SIAR Capital (the “Excluded Offerees”), for the Securities sold to all other investors in the Offering. In addition, the Placement Agents shall collectively receive at Closing Warrants to purchase such number of shares of the Company’s Common Stock equal to 6% of the number of shares of Common Stock sold in the Offering, excluding any Shares of Common Stock sold to Excluded Offerees (the “Warrant Compensation”). Such Warrants shall be substantially the same in form and substance as the Warrants issued to the investors in the Offering, and shall be afforded equivalent registration rights as the Securities sold in the Offering. The Placement Agents agree that they shall be

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deemed purchasers under the Securities Purchase Agreement and the Registration Rights Agreement and, accordingly, they shall comply with all of the terms, conditions and limitations set forth in such agreements. Griffin, acting as lead Placement Agent in the Offering, will receive 60.0% of the total Cash Compensation and Warrant Compensation, and Paramount, acting as co-placement agent in the Offering will receive 40.0% of the Cash Compensation and Warrant Compensation. The Company shall pay to Griffin 60.0% of the total Cash Compensation and pay to Paramount 40.0% of the total Cash Compensation, and shall deliver to Griffin and Paramount (or their designees) certificates for the Warrant Compensation as directed in writing to the Company by Griffin and Paramount, respectively, within 24 hours after the receipt by the Company of such written directions.

Paramount consents to the Offering and acknowledges, agrees and confirms that the Company has no obligation to pay and Paramount has no right to receive any compensation pursuant to Section 3 of the Introduction Agreement, dated May 10, 2005 (the “Paramount Agreement”), between the Company and Paramount. Notwithstanding any provision of the Paramount Agreement to the contrary, this Agreement shall provide the exclusive terms and conditions relating to Paramount’s rights and compensation with respect to this Offering and any sales of Securities pursuant to this Agreement to any purchaser in the Offering, any Excluded Offeree, ProQuest Investments or Caisse de Dépôt et Placement du Québec. Paramount hereby waives its rights pursuant to Section 10 of the Paramount Agreement solely with respect to the Offering.

Notwithstanding anything to the contrary herein, if, during the period from the date hereof through the earlier of the date of Closing or the termination of this Agreement (the “Offering Period”), a qualified investor is informed in good faith of the Offering by the Placement Agents and a Placement Agent in good faith has offered to furnish to such potential investor the Offering Materials (as more fully defined below, an “Introduced Party”) and (i) the Offering does not close and such Introduced Party purchases from the Company any securities of the Company that are issued in an offering not involving a public offering (whether or not subject to a registration statement) (excluding any securities issued as compensation to employees, directors or consultants, securities issued pursuant to existing employee benefit plans, and any securities issued to Excluded Offerees) within 12 months after the termination of the Offering or (ii) the Offering hereunder closes and such Introduced Party subsequently purchases from the Company within 12 months after the Closing any securities of the Company that are not registered under the Securities Act (excluding any securities issued as compensation to employees, directors or consultants, securities issued pursuant to existing employee benefit plans, and any securities issued to Excluded Offerees), the Placement Agents shall be entitled to Cash Compensation and Warrant Compensation as set forth in this Paragraph 3. The Placement Agents will provide the Company with a list of the Introduced Parties that did not participate in the Offering. Such list shall not include the Excluded Offerees and the persons and entities set forth on Exhibit B hereto. The Placement Agents, each of their employees and their affiliates shall have the right to invest in the Offering provided they are accredited and sophisticated investors, subject to the requirements or limitations of applicable listing standards and provided that the Company is permitted, under applicable law, rules of any governmental or self-regulatory body and listing standards, to

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register the Securities purchased by such persons pursuant to a registration statement on Form S-3. The provisions of this paragraph shall survive the Closing and any termination of the Offering or this Agreement.

                    4. Expenses. Whether or not the Offering is completed, it shall be the Company’s obligation to bear all of its expenses in connection with the proposed Offering, including without limitation, with respect to filings, applications or registrations with any governmental or regulatory body, including, without limitation, those associated with any sales pursuant to Regulation D under the Securities Act, state securities laws, and the laws of the foreign countries in which the Securities will be offered or sold; provided, however, that the Placement Agents shall not offer for sale the Securities in any country other than the United States without the prior written consent of the Company. In addition, upon the later of (i) the Closing or the earlier termination of this Agreement and (ii) the date that is three business days after receipt by the Company of reasonably satisfactory documentation of such out-of-pocket expenses, the Company shall reimburse the Placement Agents for their reasonable actual out of pocket expenses, including reasonable legal fees and disbursements up to a maximum aggregate amount of $55,000, by wire transfer of immediately available funds. Notwithstanding the foregoing, except for the legal fees referenced above, neither Placement Agent shall incur any out-of-pocket expenses in excess of $1,000 without the prior approval of the Company. The Placement Agents acknowledge and agree that the Company shall have no obligation to reimburse any investor for any expenses incurred by such investor in connection with the Offering. The provisions of this paragraph shall survive the Closing and any termination of the Offering or this Agreement.

                    5. Further Representations and Agreements of the Company. The Company further represents and agrees that (i) it is authorized to enter into this Agreement and to carry out the Offering contemplated hereunder and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except in all cases as rights of indemnity or contribution hereunder may be limited under applicable law and except as the enforceability hereof may be limited by bankruptcy, receivership, moratorium, conservatorship, reorganization or other laws of general application affecting the rights of creditors generally or general equitable principles, (ii) the Company shall not during the Offering Period, without notifying the Placement Agents in advance, issue any equity securities or securities convertible into, exchangeable for, or giving the holder thereof the right to acquire the Common Stock (other than shares issued pursuant to the exercise of outstanding warrants or pursuant to options issued under any of the Company’s existing equity compensation or incentive plans), (iii) subject to the Placement Agents’ obligation to maintain the confidentiality of any information not yet disclosed by the Company to the public, the Company will, during the course of the Offering, provide the Placement Agents with all information and copies of documentation with respect to the Company’s business, financial condition and other matters as the Placement Agents may reasonably deem relevant, including copies of all documents sent to stockholders or filed with any federal authorities; provided, however, the Company is not obligated to deliver documents filed with the Food and Drug Administration that contain trade secrets, manufacturing processes or CMC information or documents available on the SEC’s EDGAR system, and will make reasonably available to the

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Placement Agents, its auditors, counsel, and officers and directors to discuss with the Placement Agents any aspect of the Company or its business which the Placement Agents may reasonably deem relevant, (iv) the executive officers, directors and affiliates of the Company included in Exhibit F shall enter into a lock-up agreement with the Placement Agents, in a form reasonably acceptable to all parties, in which they will agree not to sell any equity securities or securities convertible into, exchangeable for, or giving the holder thereof the right to acquire equity securities of the Company held by them under Rule 144 or otherwise for a period from the date hereof until the later of six (6) months from the Closing hereunder and 90 days following the effective date of a Registration Statement (as defined below) in which the Securities are included; provided, however, that such lock-up shall terminate if this Agreement is terminated prior to a Closing hereunder, (v) the Company agrees that for the earlier to occur of a period of 45 days after the effectiveness of the Registration Statement or until all Securities may be sold without volume limitations under Rule 144, it shall not issue or sell any shares of its Common Stock or other securities convertible into, exchangeable for or giving the holder thereof the right to acquire the Common Stock of the Company (other than shares issued in connection with a strategic transaction, pursuant to the exercise of outstanding warrants or pursuant to options issued under any of the Company’s existing equity compensation or incentive plans), and (vi) the Company shall use best efforts to file with the SEC a registration statement on Form S-3 or such other appropriate form (the “Registration Statement”) for the resale of the Securities (including the Warrants and underlying shares issued to the Placement Agents as Warrant Compensation) within 30 days of the date of the Closing and shall use best efforts to have such Registration Statement declared effective within 90 days after the date of the Closing; if the Company does not have the Registration Statement filed within 30 days after the date of the Closing or declared effective within 120 days of the date of the Closing, the Company shall pay the investors a cash penalty on a monthly basis of 1.0% of the purchase price of the Securities purchased in the Offering for so long as the Registration Statement is not filed after 30 days from the date of the Closing or is not effective after 120 days from the date of the Closing.

Notwithstanding anything to the contrary herein, (i) the Company shall have no obligation to qualify as a dealer in securities in any jurisdiction, (ii) the Company shall have no obligation to register or qualify the Securities for sale pursuant to any state securities laws except that the Company shall use best efforts to qualify for an exemption from the qualification or registration requirements in such states as the Placement Agents may reasonably request, and (iii) the Company shall not be required to consummate any sale of Securities in any manner or any jurisdiction in which such sale may not lawfully be made.

                    6. Representations, Warranties and Covenants of the Placements Agents. Each of the Placement Agents hereby represents, warrants and covenants to the Company, as of the date hereof, and as of the date of the Closing, as follows: (i) it is a member of the National Association of Securities Dealers and it has, and at all times while taking any actions constituting an offer or sale of the Securities had, all governmental and self-regulatory body licenses (including both federal and state broker/dealer licenses) required to perform its duties as placement agent for the Securities, (ii) it has not taken and will not take, directly or indirectly, any action designed to cause or result in any manipulation of the price of the

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Securities or of the Common Stock, and neither of the Placement Agents has taken or will take any action in contravention of Regulation M promulgated under the Exchange Act, (iii) it has not delivered, and it will not deliver any written disclosure or soliciting materials to any prospective investor in the Securities other than the Offering Materials, and (iv) it is authorized to enter into this Agreement and to carry out the Offering contemplated hereunder and this Agreement constitutes a legal, valid and binding obligation of such Placement Agent, enforceable in accordance with its terms, except in all cases as rights of indemnity or contribution hereunder may be limited under applicable law and except as the enforceability hereof may be limited by bankruptcy, receivership, moratorium, conservatorship, reorganization or other laws of general application affecting the rights of creditors generally or general equitable principles.

                    7. Closing Matters. The Company will cause to be furnished to the Placement Agents and the purchasers of the Securities, on the date of the Closing, a copy of the closing documents with respect to the Offering, and copies of one or more opinions of Company general and/or Company outside counsel substantially in the form attached hereto as Exhibit C. To the extent the Company’s counsel shall deliver a legal opinion or opinions as described in the preceding sentence or the Company’s auditors shall deliver a comfort letter in connection with the Offering to the purchasers of the Securities, such opinions and comfort letter shall also be addressed to the Placement Agents. Prior to the Closing, all subscription amounts will be deposited in a segregated escrow account with an independent escrow agent reasonably acceptable to Company and the Placement Agents.

                    8. Indemnification. The Company agrees to indemnify Griffin and Paramount, respectively, in accordance with the provisions set forth on Exhibits C and D attached hereto, respectively. Griffin and Paramount, respectively, agree to indemnify and hold harmless the Company and each of its affiliates, stockholders, directors, officers, employees, agents and controlling persons within the meaning of the Securities Act in accordance with the provisions set forth on Exhibit E attached hereto. Such indemnification obligations will survive the Closing and any termination of the Offering or this Agreement.

                    9. No-Shop. The Company agrees that, during the Offering Period, it will not negotiate with any other person relating to a possible public or private offering or placement of the Company’s securities; provided, however, that the Company may engage in discussions with any officer or director to the extent necessary to enable the Company to comply with its obligations under applicable law, regulations and listing standards and with its internal policies. The provisions of this section shall survive the Closing and any termination of the Offering or this Agreement.

                    10. Termination. This Agreement and the Offering shall automatically terminate on March 31, 2006, if the Offering has not been consummated prior to such date; provided, however, that the Company, in its sole discretion, may extend the term of the Offering and this Agreement for up to an additional 30 days upon notice to the Placement Agents. This Agreement and the indemnification agreements referred to in Section 8 hereof and the Offering may be terminated by the Company, in its sole discretion, at any time prior

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to the date of the Closing. In addition, each or both of the Placement Agents shall have the right to withdraw as a party to this Agreement at any time prior to the date of the Closing, and upon such withdrawal, this Agreement shall remain in full force and effect as to the Company and the non-withdrawing Placement Agent, if any. Such withdrawal by a Placement Agent shall, without any further action or acknowledgement by any of the parties, constitute the termination of this Agreement as to the withdrawing Placement Agent.

                    11. Competing Claims. Other than as set forth in this Agreement and the Paramount Agreement, the Company acknowledges and agrees that, subject to Paramount’s acknowledgement set forth in the second paragraph of Section 3 hereof, it is not a party to any agreements that provide for, and, to the knowledge of the Company, no entity has any claims or entitlement to, any payments for services in the nature of a finder’s fee or any other arrangements, agreements, payments or understandings pursuant to this Offering.

                    12. Selected Dealers. Paramount may engage other persons, selected by it in its discretion and reasonably acceptable to Griffin, who are members of the National Association of Securities Dealers, Inc., or who are located outside the United States and that have executed a Selected Dealers Agreement with Paramount (each, a “Selected Dealer” and collectively, the “Selected Dealers”), and Paramount may allow such persons such part of the compensation and payment of expenses payable to Paramount hereunder as Paramount shall determine; provided, however, that the Company shall have no obligations, including, without limitation, with respect to the payment of compensation or the reimbursement of expenses, to any Selected Dealer. Paramount shall obtain from any Selected Dealers an express written agreement with Paramount to be bound by the same terms, conditions and limitations as the Placement Agents hereunder, including without limitation the confidentiality and non-use provisions hereof, and Paramount shall deliver a closing certificate to the Company certifying that Paramount has entered into such agreements and certifying that the Selected Dealers have complied with the terms hereof and containing other certifications with respect to the actions of the Selected Dealers substantially identical to the certifications required to be delivered by the Placement Agents.

                    13. Miscellaneous.

          (a) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (without giving effect to the conflicts of law principles) of the State of New York. Each of the parties hereto submits to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan, County of New York, in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on any other party hereto by sending or delivering a copy of the process to the party to be served at the address

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for each respective party in Section 12(c) below. Nothing in this Section, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

          (b) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          (c) Notices. All notices, consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when (i) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid), (ii) sent by facsimile with confirmation of transmission by the transmitting equipment, or (iii) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses or facsimile numbers and marked to the attention of the person (by name or title) or department designated below (or to such other address or facsimile number or person as a party may designate by notice to the other parties):

Griffin:

Griffin Securities, Inc.
17 State Street
New York, NY 10004
Attention: Adrian Stecyk, President
Facsimile number: (212) 509-9501

Paramount:

Paramount BioCapital, Inc.
787 Seventh Avenue, 48th Floor
New York, NY 10019
Attention: Legal Department
Facsimile number: (212) 554-4355

The Company:

NovaDel Pharma Inc.
25 Minneakoning Road
Flemington, New Jersey 08822
Attention: Michael Spicer, CFO
Facsimile number: (908) 782-2445

          (d) Dispute. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement or the transactions contemplated by this Agreement, the prevailing party, or parties, shall be paid its reasonable attorney’s fees and expenses arising from such action, suit or proceeding by the other party.

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          (e) Entire Agreement. Except for any non-disclosure or confidentiality agreement entered into by and between the parties hereto, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes and cancels any prior communications, understanding, and agreements between the parties; provided, however, that, other than as expressly set forth in the second paragraph of Section 3 above, nothing contained in this Agreement shall supersede the surviving provisions of the Paramount Agreement, which surviving provisions shall continue in full force and effect.

          (f) No Third Party Beneficiaries. The Company acknowledges and agrees that Griffin and Paramount have been retained to act as co-Placement Agents to the Company, and not as advisors to or agents of any other person, and that the Company’s engagement of the Placement Agents is not intended to confer rights upon any person not a party to this Agreement (other than indemnified persons pursuant to Section 7 hereof) as against the Placement Agents or their affiliates, or their respective directors, officers, employees or agents.

          (g) Independent Contractor. Each Placement Agent shall act as an independent contractor under this Agreement, and any duties arising out of their engagement shall be owed solely to the Company. It is understood that the Placement Agents’ responsibilities to the Company are solely contractual in nature and the Placement Agents do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

          (h) Amendment; Waiver. This Agreement may not be waived, amended, modified or assigned, in any way, in whole or in part, including by operation of law, without the prior written consent of the Company and the Placement Agents. The provisions of this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Placement Agents.

          (i) Acts and Omissions. Neither Griffin nor Paramount shall be liable for the acts and/or omissions of the other.

          (j) Publicity. Except as otherwise required by applicable law or the rules of a regulatory or self-regulatory body, the Company shall not, during the period commencing on the date hereof and ending 30 days after the Closing, issue any press release or other communication, make any written or oral statement to any media organization or publication or hold any press conference, presentation or seminar, or engage in any other publicity with respect to the Company not in the ordinary course of business and as consistent with past practice for the Company, its financial condition, results of operations, business, properties, assets, or liabilities, without the prior consent of each Placement Agent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that, to the extent permitted by applicable law, the Company may issue a press release and make filings after the Closing disclosing the existence and terms of the Offering, including but not limited to, the identities of the parties to this Agreement. Notwithstanding the preceding sentence, the Placement Agents acknowledge that this Agreement may be a “material agreement” and that,

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if so determined by the Company, the Company will be required to describe it in a Current Report on Form 8-K filed with the SEC no later than four business days after the date of execution of this Agreement, and that the Company will be required to file this Agreement with the Securities and Exchange Commission (the “SEC”) as an exhibit to its next periodic report filed with the SEC, if not filed with the Form 8-K. The Placement Agents agree that the Company may file a copy of this Agreement with its next periodic report or, with the consent of the Placement Agents, with such Form 8-K.

If the foregoing correctly sets forth the understanding between the Placement Agents and the Company, please so indicate in the space provided below for that purpose whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

NovaDel Pharma Inc.

By:	/s/ Michael E. Spicer

Michael E. Spicer
Chief Financial Officer

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Confirmed and agreed to:

Griffin Securities, Inc.

By:	/s/ Adrian Stecyk

Adrian Stecyk
President

Date:	March 15, 2006

Paramount BioCapital, Inc.

By:	/s/ Lindsay A. Rosenwald

Lindsay A. Rosenwald, M.D.

Date:	March 15, 2006

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Confidential

EXHIBIT A

NovaDel Pharma Inc.
Best Efforts Private Placement of Common Stock with Warrants
Preliminary Term Sheet

The terms set forth in this Exhibit A are subject to modification to the extent necessary to obtain the approval of the terms and structure of the Offering by the American Stock Exchange (“AMEX”) to the sole satisfaction of the Company.

Issuer:	NovaDel Pharma Inc. (the “Company”), a Delaware corporation.

Offering Amount:	Up to 8,092,796 shares of the Company’s common stock (the “Common Stock”) (or such lesser amount as may be limited by applicable listing standards).

Securities:	Up to 8,092,796 shares (or such lesser amount as may be limited by applicable listing standards) of Common Stock and Warrants to purchase 2,427,839 shares of Common Stock (the “Securities”).

Investors:	Accredited investors, as defined in Rule 501 under the Securities Act of 1933, as amended, and sophisticated investors only.

Unit Price:

Equal to the lower of (i) the volume weighted average price for the twenty (20) trading days immediately prior to the pricing of the Offering and (ii) the then current market price (the “Unit Price”); but in no case greater than $1.45 per share of Common Stock. The Pricing Date is defined as the date in which the Securities Purchase Agreement (“SPA”) entered into by the investors is accepted by the Company. All sales to the officers and directors of the Company shall be made at a price equal to the greater of book and market value, within the meaning of the AMEX listing standards.

Warrants:

Five-year Warrants with an exercise price equal to the greater of (i) 110% of the Unit Price per share of Common Stock and (ii) the closing price of the Common Stock on the trading day immediately prior to the date on which binding obligations to purchase the warrants are executed (the “Exercise Price”). The Warrants will have a provision for cashless/net exercise. The Warrants will not be callable and will not be exercisable for at least six months.

Use of Proceeds:	R&D spending and general corporate purposes.

A-1

Purchase Agreement:

The Common Stock and Warrants shall be purchased pursuant to the SPA which shall contain representations, warranties and covenants of the Company and the purchasers and conditions to closing customary for a transaction of this kind.

Closing Date:

The financial closing shall occur within three business days following the Pricing Date (the “Closing Date”). Closing mechanics for those required to purchase at the higher of book or fair market value will need to be structured so as to satisfy AMEX listing standards.

Registration Rights:

The Company shall use its best efforts to file with the SEC a registration statement on Form S-3 or such other appropriate form (the “Registration Statement”) for the resale of the Securities (including the Warrants and underlying shares issued to the Placement Agents as Warrant Compensation) within 30 days of the date of the Closing and shall use its best efforts to have such Registration Statement declared effective within 90 days after the date of the Closing; if the Company does not have the Registration Statement filed within 30 days after the date of the Closing or declared effective within 120 days of the date of the Closing, the Company shall pay the investors a cash penalty on a monthly basis of 1.0% of the purchase price of the Securities purchased in the Offering for so long as the Registration Statement is not filed after 30 days from the date of the Closing or is not effective after 120 days from the date of the Closing.

Escrow:

Funds will be collected and disbursed via an escrow account established in conformity with NASD and SEC regulations, with an independent escrow agent reasonably acceptable to the Placement Agents and the Company.

A-2

EXHIBIT B

Exclusions From List of
Introduced Parties

ProQuest Investments
Caisse de Depot et Placement due Quebec
John Levin & Company
Manchester Management
GRT Capital Partners
Heritage House
Presidio Capital

B-1

Exhibit C

Form of Opinion of Company Counsel

1.

          The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to carry on its business as described in the Company’s annual report on Form 10-KSB for the fiscal year ended July 31, 2005, and any amendments thereto (the “Form 10-KSB”), the Company’s quarterly reports on Form 10-Q for each of the periods ending subsequent to July 31, 2005, and any amendments thereto, and the Company’s Definitive Proxy Statement dated December 27, 2005.

2.

          The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents, including issuing, selling and delivering the Shares, the Warrants and the Warrant Shares, upon the due exercise of the Warrants.

3.

          As of the date of the Company’s quarterly report on Form 10-Q for the quarterly period ended January 31, 2006, the authorized capital stock of the Company consists of [101,000,000] shares of capital stock of all classes; [100,000,000] shares of Common Stock, par value $0.001 per share, [40,597,318] shares of which are [issued and outstanding] prior to the Closing, and [1,000,000] shares of undesignated preferred stock, par value [$0.001] per share, none of which are issued and outstanding prior to the Closing.

4.	Each of the Transaction Documents has been duly authorized, executed and delivered by the Company.

5.	Each of the Transaction Documents constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

6.

          The Shares and the Warrants have been duly authorized by the Company and, when issued and sold by the Company, and delivered by the Company and paid for by you in accordance with the terms of the Securities Purchase Agreement, will be validly issued, fully paid and non-assessable and free of statutory preemptive rights under the Delaware General Corporation Law, the Restated Certificate, the Restated Bylaws or pursuant to any agreement listed as an exhibit to the Company’s Form 10-KSB. The Common Stock issuable upon exercise of the Warrants have been duly and validly reserved for issuance and, when and if issued upon exercise in accordance with the Warrants, will be validly issued, fully paid and non-assessable and free of statutory preemptive rights under the Delaware General Corporation Law, the Restated Certificate, the Restated Bylaws or pursuant to any agreement listed as an exhibit to the Company’s Form 10-KSB.

7.	To our knowledge, the Company meets the eligibility requirements for the use of Form S-3 for the registration of the Shares and Warrant Shares.

8.

          Based in part upon the representations made by you in the Securities Purchase Agreement, the offer, sale and issuance of the Shares and Warrants to be issued in conformity with the terms of the Securities Purchase Agreement and the issuance of the Common Stock, if any, to be issued upon exercise of the Warrants, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

9.

          The execution and delivery by the Company of the Transaction Documents do not, and the performance by the Company of its obligations thereunder will not, (i) result in a violation of the Restated Certificate, Restated Bylaws or any agreement filed as an exhibit to the Company’s Form 10-KSB (the “Material Contracts”), (ii) result in a violation of any court order or decree known to us, or (iii) violate any law of the United States or the General Corporation Law of the Sate of Delaware applicable to the Company.

10.

          To our knowledge, the Company’s Form 10-KSB and subsequent filings pursuant to Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of their respective effective or issue dates, or as of the dates they were filed with the Securities Exchange Commission, as the case may be (except as to the financial statements, schedules, notes, other financial and accounting data and statistical data derived therefrom, and information about internal controls over financial reporting, as to which we express no opinion) appear on their face to comply as to form and are appropriately responsive in all material respects with the requires of the Exchange Act and the rules and regulations of the Securities and Exchange Commission.

11.

          To our knowledge, there are no pending lawsuits or other proceedings against the Company before any court, arbitrator or governmental agency or authority that challenge the legality, validity or enforceability of the Transaction Documents or as may otherwise be required to be described in the Company’s Form 10-KSB, the Company’s quarterly reports on Form 10-Q for each of the periods ending subsequent to July 31, 2005, and any amendments thereto, which is not otherwise disclosed therein.

12.

          No consent, approval or authorization of or designation, declaration or filing with, any federal or state governmental authority, stock exchange or under the Delaware General Corporation Law, on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents, or the offer, sale or issuance of the Shares (and the Common Stock issuable upon conversion or exercise thereof), except the filing of Form D pursuant to Rule 503 under the Securities Act of 1933, as amended, and the Company’s Additional Listing Application with the American Stock Exchange.

13.

          The Company is not and, after giving effect to the offering and sale of the Shares and the Warrants, will not be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

14.	To my knowledge, the Company has all material governmental licenses, authorizations, consents and approvals which are required under Applicable Laws (as defined below).

15.

          Except as described in the Purchase Agreement, there are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire from the Company any capital stock or other securities of the Company, or any other agreements to issue any such securities or rights. The rights, privileges and preferences of the Common Stock and preferred stock of the Company are as stated in the “Description of Securities – Common Stock” set forth in the Company’s Registration Statement on Form SB-2/A, No. 333-112852, filed with the Securities and Exchange Commission (“SEC”) on March 25, 2004.

16.

          Commencing upon the Company’s 2005 fiscal year, the Company has filed all reports (the “SEC Reports”) required to be filed by it under Sections 13(a) and 15(d) of the Exchange Act of 1934, as amended (the “Exchange Act”). As of their respective filing dates, the SEC Reports complied in all material respects as to form with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder.

17.

          Except as otherwise disclosed in the Form 10-Q for the quarterly period ended January 31, 2006 there is no threatened litigation and there is no claim, action, suit, proceeding, arbitration, investigation or inquiry, pending before any court or governmental or administrative body or agency, or any private arbitration tribunal, against the Company or any of its officers, directors or employees (in connection with the discharge of their duties as officers, directors and employees), or affecting any of its properties or assets which would have a material adverse effect on the business and prospects of the Company.

18.	No shareholder approval is necessary in connection with the execution of the transaction documents.

EXHIBIT D

____________2006

Griffin Securities, Inc.
17 State Street
New York, New York 10004
Attention: Adrian Stecyk, President

Gentlemen:

In connection with the engagement by NovaDel Pharma Inc. (the “Company”) of Griffin Securities, Inc. (“Griffin”) and Paramount BioCapital, Inc. as our co-placement agents (collectively, the “Placement Agents”) pursuant to a Placement Agent Agreement (the “Placement Agreement”) dated as of March 15, 2006, by and among the Company and the Placement Agents in connection with a transaction to raise capital through the issuance of up to 8,092,796 shares of common stock of the Company (the “Offering”), the Company hereby agrees to indemnify and hold harmless Griffin and its affiliates, and the respective controlling persons, directors, officers, shareholders, agents and employees of any of the foregoing (collectively the “Indemnified Persons”), from and against any and all claims, actions, suits, proceedings (including those of stockholders), damages, liabilities and expenses incurred by any of them (including the reasonable fees and expenses of counsel) (collectively, a “Claim”), insofar as such Claims arise out of or are based upon (i) any actions taken or omitted to be taken by the Company or its directors, officers, partners, shareholders, agents and employees in connection with the Offering; (ii) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that if the Offering Materials contained any alleged untrue statement or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission shall have been corrected in a supplement or amendment thereto, the Company shall not be liable to any Indemnified Person with respect to such alleged untrue statement or alleged omission to the extent that any Claim results from the fact that Securities were sold to a person to whom the Placement Agents or any Selected Dealer failed to send or give, at or prior to the consummation of such sale, a copy of the Offering Materials as then amended or supplemented containing a correction of such alleged misstatements or omission; or (iii) any breach of any representation, warranty, covenant or agreement by the Company of its obligations to any person or entity in connection with the Offering or pursuant to the Placement Agreement or any other Offering Materials, and we shall reimburse any Indemnified Person for all expenses (including the reasonable fees and expenses of counsel) incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. Notwithstanding the foregoing, we will not be responsible for any Claim which (i) is finally judicially determined to have resulted from the gross negligence or willful misconduct of any Indemnified Person or either of the Placement Agents or any Selected Dealer or the affiliates of any of the foregoing, and the respective controlling persons, directors, officers, shareholders, agents and employees of any of the foregoing; (ii) relates to or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Materials or any such amendment or supplement in reliance upon and in conformity with information furnished to the Company by either of the Placement Agents or their affiliates or any person at the direction or for the benefit of either thereof, including without limitation any Selected Dealers, for inclusion in the Offering Materials or for the purpose of determining whether any information should be included in the Offering Materials; or (iii) is related to any breach of a covenant, representation or warranty of either of the Placement Agents or any Selected Dealer, as applicable.

To the extent that this indemnification agreement conflicts with any other agreements entered into between the Company and the Placement Agents in connection with the Offering, including Griffin, the terms hereof shall prevail. All capitalized, undefined terms contained herein and not otherwise defined shall have the meanings given to such terms in the Placement Agreement.

We further agree that we will not, without the prior written consent of Griffin, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person hereunder from any and all liability arising out of such Claim.

Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify us in writing of such complaint or of such assertion or institution but failure to so notify us shall not relieve us from any obligation we may have hereunder, unless and only to the extent such failure results in the forfeiture by us of substantial rights and defenses. If we so elect, we will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that legal counsel to such Indemnified Person reasonably determines and provides written correspondence to us that having common counsel would present such counsel with a conflict of interest or if the defendant in, or target of, any such Claim, includes an Indemnified Person and us, and legal counsel to such Indemnified Person reasonably concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to us, then such Indemnified Person may employ its own separate counsel to represent or defend it in any such Claim and we shall pay the reasonable fees and expenses of such counsel. Notwithstanding anything herein to the contrary, if we fail timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, assert cross claims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by us therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In no event, however, shall any Indemnified Party, without our prior written consent (which will not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim). In any Claim in which we assume the defense, the Indemnified Person shall have the right to participate in such Claim and to retain its own counsel therefor at its own expense.

We agree that if any indemnity sought by an Indemnified Person hereunder is unavailable for any reason then (whether or not the Placement Agents are the Indemnified Person), we and each of the Placement Agents shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to us, on the one hand, and the Placement Agents on the other, in connection with the Placement Agents’ engagement referred to above, subject to the limitation that in no event shall the amount of either Placement Agent’s contribution to such Claim exceed the amount of fees actually received by such Placement Agent from us pursuant to the Placement Agreement. We hereby agree that the relative benefits to us, on the one hand, and the Placement Agents on the other, with respect to the Placement Agents’ engagement shall be deemed to be in the same proportion as (a) the total value paid or proposed to be paid or received by us or our stockholders, as the case may be, pursuant to the Offering (whether or not consummated) bears to (b) the fee paid or proposed to be paid to the Placement Agents in connection with such engagement.

Our indemnity, reimbursement and contribution obligations under this indemnification agreement shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Party may have at law or in equity.

The validity and interpretation of this indemnification agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein (excluding the conflicts of laws rules). Griffin and the Company each hereby irrevocably submit to the jurisdiction of any court of the State of New York for the purpose of any suit, action or other proceeding arising out of this indemnification agreement which is brought by or against Griffin or the Company and in connection therewith, Griffin and the Company (i) each hereby agree that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court, (ii) to the extent that either of them has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, such party hereby waives, to the fullest extent permitted by law, such immunity and (iii) each hereby agree not to commence any action, suit or proceeding relating to this indemnification agreement other than in any such court. Griffin and the Company each hereby waive and agree not to assert in any such action, suit or proceeding, to the fullest extent permitted by applicable law, any claim that (a) it is not personally subject to the jurisdiction of any such court, (b) it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to its property or (c) any suit, action or proceeding is brought in an inconvenient forum.

The provisions of this indemnification agreement shall remain in full force and effect following the completion or termination of the Placement Agreement.

Very truly yours,

NovaDel Pharma Inc.

By:

Michael E. Spicer
Chief Financial Officer

Confirmed and agreed to:

Griffin Securities, Inc.

By:

Adrian Stecyk

EXHIBIT E

___________2006

Paramount BioCapital, Inc.
787 Seventh Avenue, 48th Floor
New York, NY 10019
Attention: Lindsay A. Rosenwald, M.D.

Gentlemen:

In connection with the engagement by NovaDel Pharma Inc. (the “Company”) of Griffin Securities, Inc. and Paramount BioCapital, Inc. (“Paramount”) as our co-placement agents (collectively, the “Placement Agents”) pursuant to a Placement Agent Agreement (the “Placement Agreement”) dated as of March 15, 2006, by and among the Company and the Placement Agents in connection with a transaction to raise capital through the issuance of up to 8,092,796 shares of common stock of the Company (the “Offering”), the Company hereby agrees to indemnify and hold harmless Paramount and its affiliates, and the respective controlling persons, directors, officers, shareholders, agents and employees of any of the foregoing (collectively the “Indemnified Persons”), from and against any and all claims, actions, suits, proceedings (including those of stockholders), damages, liabilities and expenses incurred by any of them (including the reasonable fees and expenses of counsel) (collectively, a “Claim”), insofar as such Claims arise out of or are based upon (i) any actions taken or omitted to be taken by the Company or its directors, officers, partners, shareholders, agents and employees in connection with the Offering; (ii) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that if the Offering Materials contained any alleged untrue statement or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission shall have been corrected in a supplement or amendment thereto, the Company shall not be liable to any Indemnified Person with respect to such alleged untrue statement or alleged omission to the extent that any Claim results from the fact that Securities were sold to a person to whom the Placement Agents or any Selected Dealer failed to send or give, at or prior to the consummation of such sale, a copy of the Offering Materials as then amended or supplemented containing a correction of such alleged misstatements or omission; or (iii) any breach of any representation, warranty, covenant or agreement by the Company of its obligations to any person or entity in connection with the Offering or pursuant to the Placement Agreement or any other Offering Materials, and we shall reimburse any Indemnified Person for all expenses (including the reasonable fees and expenses of counsel) incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding, whether or not in connection with pending or threatened litigation in which any

Indemnified Person is a party. Notwithstanding the foregoing, we will not be responsible for any Claim which (i) is finally judicially determined to have resulted from the gross negligence or willful misconduct of any Indemnified Person or either of the Placement Agents or any Selected Dealer or the affiliates of any of the foregoing, and the respective controlling persons, directors, officers, shareholders, agents and employees of any of the foregoing; (ii) relates to or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Materials or any such amendment or supplement in reliance upon and in conformity with information furnished to the Company by either of the Placement Agents or their affiliates or any person at the direction or for the benefit of either thereof, including without limitation any Selected Dealers, for inclusion in the Offering Materials or for the purpose of determining whether any information should be included in the Offering Materials; or (iii) is related to any breach of a covenant, representation or warranty of either of the Placement Agents or any Selected Dealer, as applicable.

To the extent that this indemnification agreement conflicts with any other agreements entered into between the Company and the Placement Agents in connection with the Offering, including Paramount, the terms hereof shall prevail. All capitalized, undefined terms contained herein and not otherwise defined shall have the meanings given to such terms in the Placement Agreement.

We further agree that we will not, without the prior written consent of Paramount, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person hereunder from any and all liability arising out of such Claim.

Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify us in writing of such complaint or of such assertion or institution but failure to so notify us shall not relieve us from any obligation we may have hereunder, unless and only to the extent such failure results in the forfeiture by us of substantial rights and defenses. If we so elect, we will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that legal counsel to such Indemnified Person reasonably determines and provides written correspondence to us that having common counsel would present such counsel with a conflict of interest or if the defendant in, or target of, any such Claim, includes an Indemnified Person and us, and legal counsel to such Indemnified Person reasonably concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to us, then such Indemnified Person may employ its own separate counsel to represent or defend it in any such Claim and we shall pay the reasonable fees and expenses of such counsel. Notwithstanding anything herein to the contrary, if we fail timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, assert cross claims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by us therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In no event, however, shall any Indemnified Party, without our prior written consent (which will not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim). In any Claim in which we assume the defense, the Indemnified Person shall have the right to participate in such Claim and to retain its own counsel therefor at its own expense.

We agree that if any indemnity sought by an Indemnified Person hereunder is unavailable for any reason then (whether or not the Placement Agents are the Indemnified Person), we and each of the Placement Agents shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to us, on the one hand, and the Placement Agents on the other, in connection with the Placement Agents’ engagement referred to above, subject to the limitation that in no event shall the amount of either Placement Agent’s contribution to such Claim exceed the amount of fees actually received by such Placement Agent from us pursuant to the Placement Agreement. We hereby agree that the relative benefits to us, on the one hand, and the Placement Agents on the other, with respect to the Placement Agents’ engagement shall be deemed to be in the same proportion as (a) the total value paid or proposed to be paid or received by us or our stockholders, as the case may be, pursuant to the Offering (whether or not consummated) bears to (b) the fee paid or proposed to be paid to the Placement Agents in connection with such engagement.

Our indemnity, reimbursement and contribution obligations under this indemnification agreement shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Party may have at law or in equity.

The validity and interpretation of this indemnification agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein (excluding the conflicts of laws rules). Paramount and the Company each hereby irrevocably submit to the jurisdiction of any court of the State of New York for the purpose of any suit, action or other proceeding arising out of this indemnification agreement which is brought by or against Paramount or the Company and in connection therewith, Paramount and the Company (i) each hereby agree that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court, (ii) to the extent that either of them has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, such party hereby waives, to the fullest extent permitted by law, such immunity and (iii) each hereby agree not to commence any action, suit or proceeding relating to this indemnification agreement other than in any such court. Paramount and the Company each hereby waive and agree not to assert in any such action, suit or proceeding, to the fullest extent permitted by applicable law, any claim that (a) it is not personally subject to the jurisdiction of any such court, (b) it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to its property or (c) any suit, action or proceeding is brought in an inconvenient forum.

The provisions of this indemnification agreement shall remain in full force and effect following the completion or termination of the Placement Agreement.

Very truly yours,

NovaDel Pharma Inc.

By:

Michael E. Spicer
Chief Financial Officer

Confirmed and agreed to:

Paramount BioCapital, Inc.

By:

Lindsay A. Rosenwald, M.D.

Date:

EXHIBIT F

[Separate indemnification agreements in the form set forth
below will be executed by each Placement Agent.]

___________, 2006

NovaDel Pharma Inc.
25 Minneakoning Road
Flemington, New Jersey, 08822
Attn: Jan H. Egberts, M.D., Chairman of the Board of Directors,
President and Chief Executive Officer

Dear Dr. Egberts:

In connection with the engagement by NovaDel Pharma Inc. (the “Company”) of Griffin Securities, Inc. (“Griffin”) and Paramount BioCapital, Inc. (“Paramount”) as our co-placement agents (collectively, the “Placement Agents”) pursuant to a Placement Agent Agreement (the “Placement Agreement”) dated as of March 15, 2006, by and among the Company and the Placement Agents in connection with a transaction to raise capital through the issuance of up to 8,092,796 shares of common stock of the Company (the “Offering”), Griffin/Paramount hereby agrees to indemnify and hold harmless the Company and its affiliates, and the respective controlling persons, directors, officers, shareholders, agents and employees of any of the foregoing (collectively, the “Indemnified Persons”), from and against any and all claims, actions, suits, proceedings (including those of stockholders), damages, liabilities and expenses incurred by any of them (including the reasonable fees and expenses of counsel) (collectively, a “Claim”), insofar as such Claims arise out of or are based upon (i) any actions taken or omitted to be taken by either of the Placement Agents or any Selected Dealer or any of their directors, officers, partners, shareholders, agents and employees in connection with the Offering; (ii) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials or any amendment or supplement thereto, or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Materials or any amendment or supplement thereto in reliance upon information furnished to the Company by either of the Placement Agents or any Selected Dealer or by any affiliate of either of the Placement Agents or any Selected Dealer or any person acting act at the direction or for the benefit of either of the Placement Agents or any Selected Dealer for inclusion in for the purpose of determining whether any information should be included in the Offering Materials; (iii) any and all losses, claims, expenses, damages and liabilities arising out of the gross negligence or willful misconduct of either of the Placement Agents or any Selected Dealer or any of their directors, officers, partners, shareholders, agents and employees, and (iv) any breach of any representation, warranty, covenant or agreement by either of the Placement Agents of their obligations to any person or entity in connection with the Offering or pursuant to the Placement Agreement or any Offering Materials, and the Placement Agents shall reimburse any Indemnified Person for all expenses (including the reasonable fees and expenses of counsel) incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. Notwithstanding the foregoing, we will not be responsible for any Claim which (i) is finally judicially determined to have resulted from the gross negligence or willful misconduct of any Indemnified Person; or (ii) is related to any breach of a covenant, representation or warranty of the Company.

To the extent that this indemnification agreement conflicts with any other agreements entered into between the Company and Placement Agents in connection with the Offering the terms hereof shall prevail. All capitalized, undefined terms contained herein and not otherwise defined shall have the meanings given to such terms in the Placement Agreement.

We further agree that we will not, without the prior written consent of the Company, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person hereunder from any and all liability arising out of such Claim.

Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify us in writing of such complaint or of such assertion or institution but failure to so notify us shall not relieve us from any obligation we may have hereunder, unless and only to the extent such failure results in the forfeiture by us of substantial rights and defenses. If we so elect, we will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that legal counsel to such Indemnified Person reasonably determines and provides written correspondence to us, that having common counsel would present such counsel with a conflict of interest or if the defendant in, or target of, any such Claim, includes an Indemnified Person and us, and legal counsel to such Indemnified Person reasonably concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to us, then such Indemnified Person may employ its own separate counsel to represent or defend it in any such Claim and we shall pay the reasonable fees and expenses of such counsel. Notwithstanding anything herein to the contrary, if we fail timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, assert cross claims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by us therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In no event, however, will any Indemnified Party, without our prior written consent (which will not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim). In any Claim in which we assume the defense, the Indemnified Person shall have the right to participate in such Claim and to retain its own counsel therefor at its own expense.

We agree that if any indemnity sought by an Indemnified Person hereunder is unavailable for any reason then (whether or not the Company is the Indemnified Person) we shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Placement Agents, on the one hand, and the Company on the other, in connection with the Placement Agents’ engagement referred to above, subject to the limitation that in no event shall the amount of either Placement Agent’s contribution to such Claim exceed the amount of fees actually received by such Placement Agent from the Company pursuant to the Placement Agreement. We hereby agree that the relative benefits to us, on the one hand, and the Company on the other, with respect to the Placement Agents’ engagement shall be deemed to be in the same proportion as (a) the total value paid or proposed to be paid or received by the Company or its stockholders, as the case may be, pursuant to the Offering (whether or not consummated) bears to (b) the fee paid or proposed to be paid to the Placement Agents in connection with such engagement.

Our indemnity, reimbursement and contribution obligations under this indemnification agreement shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Party may have at law or in equity. Each of the Placement Agents hereby agrees that neither the Company’s rights or remedies nor either of the Placement Agents’ obligations under the terms of this indemnification agreement shall be released, diminished, impaired, reduced or affected by the existence of indemnification obligations owed to any Indemnified Party by the other Placement Agent or any neglect, lack of diligence, delay, omission, failure or refusal of the Company to take or prosecute (or in taking or prosecuting) any action for the enforcement of any obligations of either Placement Agent pursuant to the indemnification agreement between the Company and either Placement Agent.

The validity and interpretation of this indemnification agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein (excluding the conflicts of laws rules). Each of the Placement Agents and the Company hereby irrevocably submits to the jurisdiction of any court of the State of New York for the purpose of any suit, action or other proceeding arising out of this indemnification agreement or the transactions contemplated hereby, which is brought by or against either of the Placement Agents or the Company and in connection therewith, each of the Placement Agents and the Company (i) hereby irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court, (ii) to the extent that it has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, it hereby waives, to the fullest extent permitted by law, such immunity and (iii) agrees not to commence any action, suit or proceeding relating to this agreement other than in any such court. Each of the Placement Agents and the Company hereby waives and agrees not to assert in any such action, suit or proceeding, to the fullest extent permitted by applicable law, any claim that (a) it is not personally subject to the jurisdiction of any such court, (b) it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to its property or (c) any suit, action or proceeding is brought in an inconvenient forum.

The provisions of this indemnification agreement shall remain in full force and effect following the completion or termination of the Placement Agents’ engagement.

Very truly yours,

Griffin Securities, Inc.

By:

Adrian Stecyk

Paramount BioCapital, Inc.

By:

Lindsay A Rosenwald, M.D.

Confirmed and agreed to:

NovaDel Pharma Inc.

By:

Michael E. Spicer
Chief Financial Officer

EXHIBIT G

Persons Subject to Lock-Up Agreements

G-1